SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 on Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by IBERIABANK Corporation (“IBKC”) on January 27, 2006 to provide exhibits to the Agreement and Plan of Merger dated as of July 26, 2006 (“Agreement”) by and between IBKC and Pocahontas Bancorp, Inc. (“PFSL”). This Amendment No. 1 also amends and supplements Item 7.01 to include information previously reported in IBKC’s Current Report on Form 8-K dated July 27, 2006.

Item 1.01 Entry into a Material Definitive Agreement

On July 27, 2006, IBERIABANK Corporation (“IBKC”) and Pocahontas Bancorp, Inc. (“PFSL”) announced that they would combine pursuant to an Agreement and Plan of Merger (the “Agreement”) dated as of July 26, 2006. The transaction, which was approved by the boards of directors of both companies, is subject to normal regulatory approvals and the approval of PFSL’s shareholders.

Pursuant to the Agreement, PFSL will be acquired by IBKC and each issued and outstanding share of PFSL common stock will be converted into .2781 share of IBKC common stock.

The Agreement and related press release are filed as Exhibits 10.1 and 99.1, respectively, to this Report and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Presentation by management regarding proposed acquisition of PFSL. Exhibit 99.2 to this Report is incorporated herein by reference. In connection therewith, IBKC reaffirmed that management’s earnings per share (“EPS”) expectations for 2006 remained in the range of $3.54 to $3.64 per diluted share, excluding the cost of adoption of Statement of Financial Accounting Standard No. 123R (“SFAS 123R”) regarding expensing stock options.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 -	Agreement and Plan of Merger, dated as of July 26, 2006, between IBKC and PFSL and certain exhibits thereto:

Exhibit I – Agreement of Merger

Exhibit II – Affiliate Agreement

Exhibit III – Support Agreement with Brad Snider

Exhibit IV – Support Agreement with A.J. Baltz

Exhibit V – Form of Support Agreement with other directors

Exhibit VI – Consulting Agreement with Dwayne Powell

Exhibit VII – Employment Agreement with Brad Snider

Exhibit VIII – Employment Agreement with Glenda Frangenberg

Exhibit IX – Limited Agreement Not to Compete with Dwayne Powell

Exhibit X – Limited Agreement Not to Compete with Brad Snider

Exhibit XI – Limited Agreement Not to Compete with Glenda Frangenberg

Exhibit 99.1 -	Press Release dated July 27, 2006, announcing merger agreement with PFSL.

Exhibit 99.2 -	Presentation Outline dated July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: July 31, 2006	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
10.1	Agreement and Plan of Merger, dated as of July 26, 2006, between IBKC and PFSL and certain exhibits thereto.

99.1	Press Release dated July 27, 2006, announcing merger agreement with PFSL.

99.2	Presentation Outline dated July 27, 2006.